EXHIBIT 10.61
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENT NUMBER 33

TO

SPECIAL BUSINESS PROVISIONS (SBP) MS-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment Number 33 ("Amendment No. 33") to Special Business Provisions MS-65530-0016 is made effective as of the date of last signature below (the “Effective Date”) between Spirit AeroSystems, Inc., a Delaware Corporation having its principal office in Wichita, Kansas ("Seller") and The Boeing Company, a Delaware Corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, the Seller and Boeing may be referred to individually as “Party” or jointly as "Parties".

RECITALS

A.
Boeing and Seller are Parties to the Administrative Agreement AA-65530-0010 (“AA”), General Terms Agreement BCA-65530-0016 (“GTA”), and Special Business Provisions MS-65530-0016 (“SBP”), together with all Amendments thereto (collectively, the “Supply Contract”).

B.
Boeing has authorized Seller to be reimbursed $[*****] for 737 MAX CIW [*****] APM Rate Tooling, equivalent to [*****]% of Seller’s incurred costs for the period ending [*****].This Authorization to Proceed (“ATP”) was provided in Boeing Contracts letter number [*****] dated [*****]. Upon the Effective Date, this ATP is superseded and is replaced by this Amendment No. 33.

C.
Boeing and Seller herein memorialize (i) a [*****] amount for the 737 MAX Composite Inner Wall (“CIW”) [*****] Airplane Per Month (“[*****] APM”) Rate Tooling, and (ii) an incentive payment cap for the 737 MAX CIW [*****] APM Rate Tooling, all in accordance with SBP Attachment 27.

D.
For purposes of this Amendment No. 33, “737 MAX CIW [*****] APM Rate Tooling” is defined as such Rate Tooling as is necessary to support a build rate of up to and including [*****] APM for the 737 MAX CIW, in accordance with SBP Attachment 27.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

NOW, THEREFORE, the Parties agree to the following:

AGREEMENTS

1.	[*****] Agreement for 737 MAX CIW Rate Tooling:

a.	The Parties agree to a [*****] value of $[*****] for the 737 MAX CIW [*****] APM Rate Tooling.

2.	Agreement for Cost Overruns to the [*****]:

a.
The Parties agree that Boeing will pay Seller for all costs for the 737 MAX CIW [*****] APM Rate Tooling [*****] value. In the event that actual incurred costs are in excess of the [*****] value of $[*****], the [*****] value will be adjusted upward to reflect actual costs. Any upward adjustment of the [*****] value will be subject to validation by Boeing; otherwise the adjustment will be in accordance with SBP Attachment 27 Section 6.7.1.

3.	Agreement for Capped Incentive:

a.	The Parties agree that Seller will receive no more than a $[*****] incentive fee, in accordance with SBP Attachment 27 Section 6.4.6 (added to the SBP by this Amendment No. 33).

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENTS

1.	The list of “Amendments” within the Sustaining SBP is hereby deleted and replaced in its entirety as follows:

AMENDMENTS
Amend Number	Description	Effective Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update Attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick R. Stone

2	Incorporate CCNs as listed in Amendment 2 Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0, updates to Attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick J. Edwards

3	Incorporate CCNs as listed in Amendment 3 Attachment A, updates to Attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick J. Edwards

4	Incorporate CCNs as listed in Amendment 4 Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu W. Wallace

5	Incorporate CCNs as listed in Amendment 5 Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu R. Stone

6	Incorporate CCNs as listed in Amendment 6 Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu M. Milan

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

7
Incorporate CCNs as listed in Amendment 7 Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/29/2011	S. Hu M. Milan

8	Incorporate CCNs as listed in Amendment 8 Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, 16.	2/6/2013	C. Howell M. Milan

9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel M. Milan

10	Incorporate Attachment 26-737 Derailment.	9/2/2014	B. Folden R. Ast

11	Incorporate Attachment 27 -737-MAX Non Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1, Attachment 4 Section B.1., Attachments 9 and 15.	3/10/2015	C.Howell R. Ast

12	Delete and replace Attachment 25 Section 3.0	4/9/2015	K. Drawsky R. Ast

13	Incorporate CCNs as listed in Amendment 13 Attachment A, updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor K. Leyba

14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock R. Grant

15	NULL
16	NULL

17	Incorporate Attachment 29, 777X Non-Recurring Agreement	12/23/2015	A. Lucker E. Bauer

18	NULL
19	NULL

20	737 MAX Inner Wall	12/17/2015	S. Garcia-Deleone J.Reed

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

21	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	5/9/2016	D. Blaylock R.Grant

22	737 MAX Composite Inner Wall Line Movement	11/2/2016	D. Blaylock E. Bossler

23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive AGREEMENT	12/16/2016	D. Blaylock E. Bossler

24	Incorporate CCNs as listed in Amendment 23 Attachment A, updates to Attachments 1, 2, 7, 9, and 14.	12/20/2016	L. Taylor K. Leyba

25	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	3/17/2017	D. Blaylock E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	3/23/2017	D. Blaylock E. Bossler
27	Incorporate Attachment 30, 737 NG / MAX Vapor Barrier Agreement, updates to Attachments 1 and 9	3/31/2017	B. Edwards K. Clark

28	Revisions to Attachment 29, 777X NRE Agreement	6/22/2017	K. O'Connell C. Green

29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	7/20/2017	D. Blaylock E. Bossler

30
Collective Resolution Sustaining Pricing and Provisions Agreement (Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29. Delete and Reserve SBP Attachments 1C, 20, and 28. Incorporate SBP Attachment 1D and 31.)
		9/22/2017	B. Edwards B. Wilson
31	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	10/18/17	D. Blaylock E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	11/15/2017	D. Blaylock E. Bossler

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	11/29/2017	D. Blaylock E. Bossler

2.	The SBP is hereby amended to include the following Purchase Order within SBP Attachment 27 Section 6.3:

“737 MAX CIW [*****] APM Rate Tools PO 860489 item 09”

3.	The SBP is hereby amended by adding SBP Attachment 27 Section 6.4.6, as follows:

“6.4.6
For the purposes of 737 MAX CIW [*****] APM Rate Tooling, Boeing shall pay to Seller an incentive fee of no more than $[*****] (“Capped CIW [*****] Underrun Incentive Amount”). The total incentive fee will be calculated in accordance with Section 6.4.1 of this SBP Attachment 27, subject to the Capped CIW [*****] Underrun Incentive Amount. The Parties agree that nothing in this Section 6.4.6 shall have the effect of establishing any precedent with respect to the calculation of any future incentive fee, whether via this SBP Attachment 27 or otherwise.”

4.
The SBP is hereby amended by replacing the 737 MAX CIW [*****] table within SBP Attachment 27 Exhibit A with the table listed below. For the avoidance of doubt, the [*****] tables within SBP Attachment 27 Exhibit A for the 737-8, 737-9, 737-7 (7150), 737-8200, and 737-10 are unchanged by this Amendment No. 33.

737 MAX CIW [*****]	Composite Inner Wall (CIW)
Line Unit [*****] Amount	$	[*****]
Rate Tooling [*****] Amount to support up to and including [*****] APM	$	[*****]

5.
The SBP is hereby amended by adding the tool list for 737 MAX CIW [*****] APM Rate Tooling to SBP Attachment 27 Exhibit C (Tooling Lists) as set forth within Exhibit 1 to this Amendment No. 33. For the avoidance of doubt, any tool lists already contained in SBP Attachment 27 Exhibit C are unchanged by this Amendment No. 33.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

MISCELLANEOUS

a.	Except as specifically set forth herein, all provisions of the SBP shall remain unchanged and in full force and effect.

b.	In the event of a conflict between the terms of this Amendment No. 33 and provisions of the SBP, GTA or the AA, this Amendment No. 33 and the Exhibit hereto shall take precedence.

c.	This Amendment No. 33 shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

IN WITNESS WHEREOF, This Amendment No. 33 is executed by the signatories for the Parties below. Any changes to the executed Amendment No. 33 may only be made by written mutual agreement of the Parties.

THE BOEING COMPANY		Spirit AeroSystems Inc.
by and through its division
Boeing Commercial Airplanes

By:	/s/ David Blaylock	By:	/s/ Eric S. Bossler
Name:	David Blaylock	Name:	Eric S. Bossler
Title:	Procurement Agent	Title:	Contracts Specialist
Date:	November 30, 2017	Date:	November 30, 2017

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

737 CIW [*****]apm Rate Tooling
EXHIBIT 1 - Final Tool List

Tooling Total $    [*****]

Sort	Type Tool	Tool Type	Tool Number	Tool Code	Ln [*****] Rate Tooling	New/ Rework	Qty
[*****]